                                                                    EXHIBIT 10.7



                        DEFERRED COMPENSATION PLAN FOR
[LOGO]        NON-EMPLOYEE DIRECTORS OF SCIENTIFIC-ATLANTA, INC.
              ---------------------------------------------------


                             As Amended and Restated, Effective May 12, 1999

ARTICLE I - INTRODUCTION
------------------------

1.1  Name of the Plan
     -----------------

     This Plan shall be known as the Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc.


1.2  Purpose of Plan
     ---------------

     The purpose of the Plan is to provide non-employee directors of Scientific-Atlanta, Inc. ("the Company") the opportunity to defer receipt of cash compensation and compensation in the form of stock payable to them for services to the Company as directors.

1.3  Restatement of Plan
     -------------------

     This document amends and restates the Plan effective as of February 6, 1999. All deferral elections made before or after February 6, 1999, shall be governed by the terms of the Plan as amended and restated herein.

ARTICLE II - DEFINITIONS
------------------------

For purposes of this Plan the following words and phrases shall have the meanings and applications set forth below:

2.1  Plan
     ----

     This Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc., as amended from time to time.

2.2  Participant
     -----------

     A non-employee member of the Board of Directors of the Company who elects to participate in this Plan.

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2.3  Plan Year
     ---------

     The period beginning on the first day of July of each calendar year and ending on and including the last day of June of the next calendar year.

2.4  Compensation
     ------------

     The total of a Participant's Annual Retainer, Meeting Fees, and Committee Chair Retainer payments paid to the Participant, by the Company during a Plan Year.

2.5  Annual Retainer
     ---------------

     The amount paid each year, in quarterly payments, to non-employee members of the Board of Directors of the Company.

2.6  Meeting Fees
     ------------

     The amounts paid to a non-employee member of the Board of Directors of the Company for each meeting of the Board and each meeting of a standing or special committee he or she attends.

2.7  Committee Chair Retainer
     ------------------------

     The amount paid each year, in quarterly payments to a non-employee director who chairs a standing or special committee of the Board of Directors.

2.8  Awards
     ------

     The right to receive shares of Scientific-Atlanta Common Stock, granted under a Stock Award, an Elective Grant, a Retirement Award, or a Lump Sum Distribution made pursuant to the Stock Plan for Non-Employee Directors, as such terms are defined in that plan.

2.9  Election Form
     -------------

     The form completed by a Participant in order to make one or more Compensation Deferral Elections for the next Plan Year, as the same may be amended or revised as herein permitted.

2.10 Compensation Deferral Election
     ------------------------------

     Each election made by a Participant to defer a portion of his or her Compensation and/or Awards by executing and submitting an Election Form.

2.11  Deferred Benefit Account
      ------------------------

      An account maintained pursuant to and in accordance with the terms and conditions set forth in Article V hereof by or on behalf of the Company for each Compensation Deferral Election made by a Participant under this Plan.

2.12  Deferred Benefit Commencement Date
      ----------------------------------

      The date designated by a Participant with respect to each Compensation Deferral Election entered on an Election Form as the date on which the payment of the Deferred Benefits that accumulate as a result of each respective election is to begin.

2.13  Beneficiary
      -----------

      A person or entity designated in accordance with the terms and conditions of this Plan to receive benefits upon the death of a Participant.

2.14  Election Amount
      ---------------

      The amount of Compensation (and right to a certain number of shares of Scientific-Atlanta Common Stock under an Award, if applicable) to be deferred pursuant to a single Compensation Deferral Election.

2.15  Service Termination Date
      ------------------------

      The last day of the month immediately preceding the date of a Participant's Retirement, termination of service, determination of Total Disability, or death, whichever is applicable.

2.16  Retirement
      ----------

      The discontinuation of service on the Board of Directors by a Participant who is fifty-five years of age or older with at least three years of Board service.

2.17  Total Disability
      ----------------

      A physical or mental condition which is expected to be totally and permanently disabling as determined in accordance with the terms and conditions of the long-term disability plan currently or most recently maintained by the Company for the benefit of its employees who are totally disabled.

2.18  Plan Committee
      --------------

      The Human Resources and Compensation Committee of the Board of Directors of the Company

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2.19  Determination Date
      ------------------

      The last day of each Plan Year.

2.20  Plan Interest Rate
      ------------------

      An annual rate of interest equal to the average of Moody's Long Term Industrial Bond Rate for the ninety (90) day period ending on the March 1st preceding the commencement of each Plan Year (rounded to the next highest one-half (1/2) percentage point), plus 1%, which shall be credited to a Participant's Deferred Benefit Accounts during such Plan Year.

2.21  Deferred Benefits
      -----------------

      The amounts (and right to a certain number of shares of Scientific-Atlanta Common Stock, if applicable) payable to a Participant or to his or her Beneficiary or estate following the Participant's Retirement, termination of service as a non-employee member of the Board, determination of Total Disability, or death.

2.22  Scientific-Atlanta Common Stock
      -------------------------------

      The $.50 par value common stock of the Company

2.23  Deferral Period
      ---------------

      The period commencing on the date that an Election Form becomes effective for a Compensation Deferral Election and continuing until the Deferred Benefit Commencement Date.

ARTICLE III - ELIGIBILITY AND PARTICIPATION
-------------------------------------------

3.1   Eligibility
      -----------

      Directors who are not employees of the Company and who are actively serving on the Board of Directors of the Company shall be eligible to participate in this Plan.

3.2   Participation
      -------------

      The Plan Committee shall notify in writing each director who becomes eligible to participate in this Plan of his or her eligibility. Eligible directors may participate in this Plan by completing an Election Form on or before the end of the quarter immediately preceding the quarter in which he or she wants to begin deferring Compensation. If timely received, such election to participate shall be effective on the first day of the succeeding quarter.

ARTICLE IV - COMPENSATION DEFERRAL
----------------------------------

4.1  Compensation Deferral Election
     ------------------------------

     A Participant shall effect a Compensation Deferral Election by executing and submitting to the Plan Committee an Election Form. Subsequently, the Company shall defer Election Amounts deferred from the Participant's Awards and Compensation at the time Compensation would have been paid (or at the time the right to receive shares of Scientific-Atlanta Common Stock was granted, as applicable). Awards may only be deferred into an Award Sub-Account and Compensation may not be deferred into an Award Sub-Account. Each Election Amount shall be deferred for the Deferral Period specified with respect to the particular Compensation Deferral Election in the Election Form, provided, however, that the Participants shall not be entitled to defer Retirement Awards or Lump Sum Distributions (as such terms are defined in the Stock Plan for Non-Employee Directors) for Deferral Periods that are shorter than the minimum Deferral Periods for such Awards that are set forth in the Stock Plan for Non-Employee Directors. All Compensation Deferral Elections shall apply solely to Compensation and/or Awards which will be paid (or granted) to a Participant beginning with the first day of the calendar quarter commencing subsequent to the calendar quarter in which the Compensation Deferral Election is received; provided, however, the Participant must submit the Election Form at least thirty
--------  -------
(30) days prior to the quarter in which the Participant desires to commence a deferral. Any Compensation Deferral Election will apply only to Compensation and/or Awards paid (or granted) during the Plan Year in which the election becomes effective. A Participant may revise or change any election contained in any Election Form, other than the Election Amount, by submitting to the Plan Committee a request for such a revision or change and obtaining the Plan Committee's approval of such revision or change at least ninety (90) days prior to the effective date of such revision or change.

4.2  Election Amounts
     ----------------

     Each Election Amount specified by a Participant on an Election Form with respect to any Plan Year shall state in percentages the amount (and, to the extent applicable, the right to receive a specific number of shares of Scientific-Atlanta Common Stock), if any, which the Participant wishes to defer. An election to defer Compensation must equal a minimum of five percent up to a maximum of one hundred percent, in increments of five percentage points, of the Compensation which the Participant may be paid during the Plan Year. As to Awards, the election must be in whole shares, with no right to receive fractional shares being deferred.

4.3  Investment Election
     -------------------

     A Participant shall specify in his or her Compensation Deferral Election the percentage of the Election Amount to be credited to an Interest Sub-Account, a Phantom Stock Sub-Account or a Split-Dollar Insurance Sub-Account, and the number of shares to be credited to an Award Sub-Account. Awards may only be credited into an Award Sub-Account, and Compensation may not be credited into an Award Sub-Account.

4.4  Deferral Period
     ---------------

     With the exception of any amounts deposited into a Split-Dollar Insurance Sub-Account, a Participant shall irrevocably specify in his or her Compensation Deferral Election a Deferred Benefit Commencement Date for all of the Election Amount to be deferred pursuant to such Compensation Deferral Election, which date shall be (i) a set date which is no earlier than July 1 of the calendar year following the end of the Plan Year in which the Election Amount is deferred; (ii) the Participant's Retirement; or (iii) a date which is either the fifth or the tenth anniversary following the date of the Participant's Retirement. In the case of Awards which have minimum Deferral Periods that are required under the terms of the Stock Plan for Non-Employee Directors, the above limitations shall apply, and the Participant shall also be required to elect a Deferral Period that complies with the minimum Deferral Periods required under the Stock Plan for Non-Employee Directors.

4.5  Deferred Benefit Commencement Date; Method of Payment and Issuance
     ------------------------------------------------------------------

     Except as otherwise provided in Article VI hereof, the Election Amounts that accumulate in a Deferred Benefit Account as a result of a Participant's making a Compensation Deferral Election will be paid (or issued, in the case of deferred Awards) by the Company to the Participant in the manner and commencing on the Deferred Benefit Commencement Date designated with respect to the Compensation Deferral Election in an Election Form.

     (a)  Method of Cash Payments:  Except as otherwise provided in Article VI
          -----------------------
     hereof, the Participant may elect to receive payment of the Deferred Benefits held in the form of cash, which Deferred Benefits are attributable to a Compensation Deferral Election and which are held in an Interest Sub-Account or a Phantom Stock Sub-Account, pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly installments payable over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; or

          (2) A single lump sum payment of the entire balance of the respective Deferred Benefit Account, determined as of and payable on the Deferred Benefit Commencement Date.

     (b)  Method of Issuance of Shares:  Except as otherwise provided in Article
          ----------------------------
     VI hereof, the Participant may elect to receive issuance of the Deferred Benefits held in the form of shares of Scientific-Atlanta Common Stock, which Deferred Benefits are attributable to a Compensation Deferral Election and which are held in an Award Sub-Account, pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly issuance of shares of Scientific-Atlanta Common Stock from an Award Sub-Account over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement

          Date; provided, however, that no fractional shares of Scientific-
                --------  -------
          Atlanta Common Stock will be issued; or

          (2) A single issuance of all shares subject to the specific Award Sub-Account, determined as of and payable on the Deferred Benefit Commencement Date.

     (c)  Change in Payment or Issuance Method.  A Participant may change the
          ------------------------------------
     method of payment (or method of issuance of shares) selected, which method was selected pursuant to the terms of subsection (a) or subsection (b) above, as applicable, with respect to a Compensation Deferral Election by submitting a request in writing to the Plan Committee. Prior to a change in the method of payment or a change in the method of issuance of shares becoming effective, the Plan Committee must approve such change. Participants may not move Deferred Benefits from one Sub-Account to another Sub-Account, except that Participants may move Deferred Benefits from an Interest Sub-Account to a Split-Dollar Insurance Sub-Account by notifying the Plan Committee in writing and designating in such notification the date upon which such Deferred Benefits are to be moved.

4.6  Designation of Beneficiaries
     ----------------------------

     A Participant shall designate a Beneficiary with respect to each Compensation Deferral Election and may change the Beneficiary designation with respect to any Compensation Deferral Election at any time by submitting to the Plan Committee a revised Beneficiary designation in writing reflecting the change.

ARTICLE V - DEFERRED BENEFIT ACCOUNTS
-------------------------------------

5.1  Deferred Benefit Accounts
     -------------------------

     The Company shall cause to be established and maintained a separate Deferred Benefit Account, and within each such Deferred Benefit Account an Interest Sub-Account, a Phantom Stock Sub-Account, a Split-Dollar Insurance Sub-Account and an Award Sub-Account with respect to each Compensation Deferral Election. The Company shall credit the Election Amount deferred pursuant to each such election to the Participant's appropriate Deferred Benefit Account, and to the Interest Sub-Account, Phantom Stock Sub-Account, a Split-Dollar Insurance Sub-Account and Award Sub-Account as specified in the Election, as of the date deferred from Participant's Compensation as provided in Section 4.1 hereof.

5.2  Interest Sub-Account
     --------------------

     Except as otherwise provided by Section 6.2(a) hereof, interest shall accrue at the Plan Interest Rate on any amounts credited to an Interest Sub-Account from the date on which the amount is credited until it is paid to the Participant, and shall be credited and compounded weekly.

5.3  Phantom Stock Sub-Account
     -------------------------

     If a Participant elects all or a portion of the Election Amount to be credited to the Phantom Stock Sub-Account, the amount so credited shall, solely for purposes of determining the value of the Phantom Stock Sub-Account, be deemed to be a number of shares of Scientific-Atlanta Common Stock determined as follows:

     (a)  Conversion into Scientific-Atlanta Common Stock:  The amount credited
          -----------------------------------------------
     to the Phantom Stock Sub-Account shall be converted on the date of such credit into an equivalent number of hypothetical shares of Scientific-Atlanta Common Stock (including hypothetical fractional shares) by dividing the amount credited by the average closing price of Scientific-Atlanta Common Stock, as reported on the composite tape of the New York Stock Exchange, for the 20 business days immediately preceding the last day of the month prior to the month in which such amount is credited.

     (b)  Deemed Reinvestment of Dividends:  The number of hypothetical shares
          --------------------------------
     of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account shall be increased on each date that a dividend is paid on Scientific-Atlanta Common Stock. The number of additional hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account as a result of such increase shall be determined, first, by multiplying the total number of hypothetical shares of Scientific-Atlanta Common Stock credited to such Sub-Account immediately before such increase by the amount of the dividend paid per share of Scientific-Atlanta Common Stock on the dividend payment date, and, then, by dividing the product so determined by the closing sale price of Scientific-Atlanta Common Stock on the composite tape of the New York Stock Exchange on the dividend payment date (or if there was no reported sale of Scientific-Atlanta Common Stock on such date, on the next preceding day on which there was such a reported sale).

     (c)  No Rights as Shareholder:  At no time shall the hypothetical shares
          ------------------------
     credited to a Phantom Stock Sub-Account be considered as actual shares of Scientific-Atlanta Common Stock, and a Participant shall have no rights as a shareholder of the Company by virtue of such hypothetical shares.

5.4  Award Sub-Account
     -----------------

     If a Participant elects that an Award be deferred and credited to an Award Sub-Account, such Award will remain in such Award Sub-Account until the Deferred Benefit Commencement Date related to such Award Sub-Account occurs. No interest will accrue on the Award in such Award Sub-Account, but amounts equivalent to the dividends that would have been paid if the shares had been issued will accrue on such Awards ("Accrued Dividends"). Upon accrual, such Accrued Dividends will be placed in an Interest Sub-Account. A Participant shall not have any rights as a shareholder of the Company while an Award is held in an Award Sub-Account.

5.5  Split-Dollar Insurance Sub-Account
     ----------------------------------

     Amounts credited to a Split-Dollar Insurance Sub-Account shall be used to pay premiums on life insurance insuring the life of the Participant, or, at the Participant's election, the lives of the Participant and his or her spouse on a joint and survivor basis, pursuant to such policies of insurance, and with such insurers, as the Plan Committee may determine from time to time. The Company shall be the owner of such insurance policy or policies, and the proceeds thereof shall be payable as provided in an Endorsement Split-Dollar Agreement to be entered into between the Participant and the Company.

5.6  Determination of Account Balance
     --------------------------------

     (a) As of each Determination Date, the current balance of a Participant's Deferred Benefit Account shall be the sum of (i) the balance credited to the Interest Sub-Account as of the immediately preceding Determination Date, plus any Compensation deferred by such Participant and credited to such Interest Sub-Account since the previous Determination Date, plus the amount of interest credited to such Interest Sub-Account since the preceding Determination Date, plus (ii) the value of the hypothetical
                                   ----
     shares of Scientific-Atlanta Common Stock, determined as set forth in
     Section 5.3(a) above, in the Phantom Stock Sub-Account at that time, including deferred amounts credited to that Sub-Account since the last Determination Date and deemed reinvestment, if any, of dividends since the last Determination Date, plus (iii) the number of shares the Participant
                              ----
     has the right to receive under Awards credited to the Award Sub-Account and the total Accrued Dividends credited to the Award Sub-Account, as of the immediately preceding Determination Date, plus the number of shares the Participant has the right to receive under additional Awards and additional Accrued Dividends credited to such Award Sub-Account since the previous Determination Date, minus any payments to or withdrawals by the Participant
                         -----
     from the Deferred Benefit Account since the previous Determination Date.

     (b) The dollar value of the hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account on any date shall be determined by multiplying the number of hypothetical shares of Scientific-Atlanta Common Stock credited to such Sub-Account on that date by the average closing price of Scientific-Atlanta Common Stock, as reported on the composite tape of New York Stock Exchange issues for the 12 months immediately preceding that date, or for that number of whole months for which the hypothetical shares have been credited to such sub-account, if less than 12 months.

     (c)  Effect of Recapitalization: In the event of a transaction or event
          --------------------------
     described in this paragraph (c), the number of hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account and the number of shares of Scientific-Atlanta Common Stock subject to Awards credited to a Participant's Award Sub-Account shall be adjusted in such a manner as the Plan Committee deems equitable. A transaction or event is described in this paragraph (c) if and only if (i) it is a dividend or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, re-purchase, or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event, and (ii) the Plan Committee determines that such transaction or event affects the shares of Scientific-Atlanta Common Stock, such that an adjustment pursuant to this paragraph (c) is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

5.7  Statement of Accounts
     ---------------------

     Within ninety (90) days after each Determination Date, the Plan Committee shall submit to each Participant a statement in such form as the Plan Committee shall deem desirable, setting forth a summary of the Compensation Deferral Elections made and the current balances of the Deferred Benefit Accounts and related Sub-Accounts maintained for the Participant as of the Determination Date.

ARTICLE VI - PAYMENT (AND ISSUANCE) OF DEFERRED BENEFITS
--------------------------------------------------------

6.1  General
     -------

     Except as otherwise provided herein, Deferred Benefits credited to the Interest Sub-Account, the Phantom Stock Sub-Account or the Award Sub-Account shall be payable (and issued, if applicable) to a Participant upon the Deferred Benefit Commencement Date and pursuant to the manner of payment (or issuance, if applicable) selected by the Participant on the applicable Compensation Deferral Election or any permitted modification thereof, pursuant to Section 4.5(c) hereof. If the Participant has elected to receive such Deferred Benefits in installments, the amount payable in the first year of such installments shall be an amount that will fully amortize the balance in the Participant's Deferred Benefit Account determined as of the Deferred Benefit Commencement Date over the five, ten or fifteen year period, based on assumed interest earnings at the Plan Interest Rate (to the extent applicable) in effect for such first year. Thereafter, the amount payable (or to be issued) in each succeeding year shall be adjusted to an amount that will fully amortize the remaining balance in such Deferred Benefit Account over the remaining years in the aforesaid five, ten, or fifteen year installment period based on the Plan Interest Rate (to the extent applicable) for such succeeding year. Proceeds of life insurance purchased with amounts credited to the Split-Dollar Insurance Sub-Account shall be payable as provided in the respective policy or policies and the applicable Endorsement Split-Dollar Agreement.

6.2  Service Termination
     -------------------

     Deferred Benefits shall be paid (or issued, as appropriate) to a Participant after his or her termination, as follows:

     (a)  Upon termination of service as a director prior to the Participant's
     Retirement:

          (1) the amounts in each of the Participant's Deferred Benefit Accounts shall cease to earn interest (to the extent applicable) and the balance of each Deferred Benefit Account shall be determined in accordance with Article V hereof, and

          (2) the Company shall pay (or issue, as appropriate) to the Participant the balance of each of the Participant's Deferred Benefit Accounts not according to the Participant's elections as specified in his or her Election Forms but in a lump sum, to be paid within sixty days of the termination.

     (b) Upon termination of service as a director on the date of the Participant's Retirement, the Company will pay (or issue) to such a Participant all amounts in his or her Deferred Benefit Accounts in accordance with Section 6.1 hereof.

6.3  Total Disability
     ----------------

     Deferred Benefits shall be paid (or issued, as appropriate) to a Participant after his or her becoming Totally Disabled, as follows:

     (a) Upon the determination that a Participant is Totally Disabled, no further deferrals will be made from his or her Compensation, and the Company shall pay (or issue, as appropriate) to the Participant the balance in each of the Participant's Deferred Benefit Accounts as follows:

          (1) the date of Total Disability shall be deemed to be (i) the Deferred Benefit Commencement Date, if the Deferred Benefit Commencement Date for one or more Deferred Benefit Accounts is a set date prior to the Participant's fifty-fifth birthday and the Total Disability occurs before such date, or (ii) the Participant's Retirement, for those Deferred Benefit Accounts, if any, for which the Deferred Benefit Commencement Date is the Participant's Retirement or later;

          (2) following Total Disability, the amounts in his or her Interest Sub-Account shall continue to earn interest, and the hypothetical shares in the Phantom Stock Sub-Account shall continue to earn dividends, as provided in the Plan, until paid out to the Participant as provided herein; and

          (3) the amount (including shares of Scientific-Atlanta Common Stock) in any Deferred Benefit Account shall be payable (or issued) to the Participant on the Deferred Benefit Commencement Date which applies to such Deferred Benefit Account, taking into consideration the aforesaid deemed dates (Section 6.3(a)(1)(i) and (ii)) pursuant to the method(s) requested by the Participant in his or her Election Form.

     (b) For purposes of this Plan, once a Participant is determined to be Totally Disabled, he or she will continue to be deemed Totally Disabled irrespective of the Participant's ceasing to be considered Totally Disabled for purposes of any other plan maintained by the Company.

     (c) In the event that a Totally Disabled Participant resumes service with the Board following his or her Service Termination Date, such Totally Disabled Participant may resume participation in this Plan at the discretion of the Plan Committee; provided, however, that in any event the
                                       --------  -------
     Totally Disabled Participant shall continue to receive payments of Deferred Benefits pursuant to the terms of this Plan.

6.4  Death
     -----

     Deferred Benefits shall be paid (or issued, as appropriate) after the death of a Participant, as follows:

     (a) After the death of a Participant, the Company shall pay the amounts (or issue shares of Scientific-Atlanta Common Stock, if applicable) in each of the Participant's Deferred Benefit Accounts to the Beneficiary designated by the Participant with respect to each Compensation Deferral Election in each of his or her respective Election Forms, or, if the Participant fails to so designate a Beneficiary, to his or her estate.

     (b) If the Participant dies prior to Retirement, the Company shall pay to each respective Beneficiary or to the Participant's estate, as the case may be, the amounts in each of the Participant's respective Deferred Benefit Accounts (or issue the shares held in the Award Sub-Account), in the same manner as set forth in Section 6.3(a).

     (c) If the Participant dies following Retirement or being determined to be Totally Disabled but prior to his or her receiving the full payment of all Deferred Benefits payable to him or her, the Company shall pay (or issue, if appropriate) to the respective Beneficiaries or to the Participant's estate, as the case may be, the same Deferred Benefits in the same manner as it otherwise would have paid (or issued) to the Participant as if the Participant had not died, unless the Participant has specified in his or her Election Form a different manner of payment to a Beneficiary.

     (d) Notwithstanding the other provisions of Section 6.4, a Beneficiary may request a different payment schedule than what has been elected by the Participant, if such change does not further defer the scheduled payout, by submitting a request in writing to the Plan Committee. The granting of any such request shall be within the discretion of the Plan Committee.

     (e) If a Beneficiary who is receiving Deferred Benefits pursuant to this Plan dies, the remainder of the Deferred Benefits to which such Beneficiary was entitled at the time of his or her death shall continue to be payable to the Beneficiary or to beneficiaries designated by such Beneficiary in writing to the Plan Committee (or to the Beneficiary's estate or heirs if he or she fails to designate a beneficiary or beneficiaries).

ARTICLE VII - PLAN ADMINISTRATION
---------------------------------

7.1  Plan Committee
     --------------

     This Plan and all matters related to it shall be administered by the Plan Committee. The Plan Committee shall have the authority to interpret the provisions of this Plan and to determine all questions arising in the administration, interpretation and application of this Plan.

ARTICLE VIII - PARTICIPANT'S RIGHTS
-----------------------------------

8.1  Ineligibility to Participate in Plan
     ------------------------------------

     In the event that the Plan Committee determines that a Participant has become ineligible to continue to participate in this Plan, the Plan Committee may terminate Participant's participation in this Plan upon ten (10) days' prior written notice to the Participant. In such event, the Participant will not be entitled to make further Compensation Deferral Elections, but all current Compensation Deferral Elections shall continue in effect. All Deferred Benefit Accounts shall be payable as otherwise provided in Article VI hereof.

8.2  Termination of Plan
     -------------------

     The Board of Directors of the Company may terminate this Plan at any time, and termination of this Plan shall be effective upon ten (10) days' written notice to all Participants in the Plan. Upon such termination of this Plan, the Company shall pay all Participants their Deferred Benefits as provided in
Section 6.1 and in the Participant's Election Form; provided, however, if this
                                                    -----------------
Plan is terminated within two (2) years after a Change in Control (as defined in Section 9.4 hereof), each Participant's Deferred Benefits shall be paid in accordance with either (a) each Participant's "Change in Control Election Form" (as defined in Section 9.3 hereof), provided such Participant has completed and submitted such Change in Control Election Form, as required by Section 9.3 hereof, or (b) Participant's original Election Form and in accordance with
Section 6.1 hereof, but only if a Participant has not validly completed and submitted a Change in Control Election Form. Upon termination of the Plan, amounts credited to the Deferred Benefit Accounts of each Participant shall continue to earn interest at the Plan Interest Rate until such amounts are paid to the Participant.

8.3  Participant's Rights
     --------------------

     The right of a Participant or his or her Beneficiary or estate to receive any benefits under this Plan shall be solely that of an unsecured creditor of the Company. Any asset acquired or held by the Company or funds allocated by the Company in connection with the liabilities assumed by the Company pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Participant or of any of Participant's Beneficiaries or to be security for the performance of the Company's obligations hereunder but shall be and remain a general asset of the Company.

8.4  Spendthrift Provision
     ---------------------

     Neither a Participant nor any person claiming through a Participant shall have the right to commute, sell, assign, transfer, pledge, mortgage or otherwise encumber, transfer, hypothecate or convey any Deferred Benefit payable hereunder or any part thereof in advance of its actually having been received by a Participant or other appropriate recipient under this Plan, and the right to receive all such Deferred Benefits is expressly declared to be non-assignable and non-transferable. Prior to the actual payment (or issuance, if appropriate) thereof, no part of the Deferred Benefits payable hereunder shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any person claiming through a Participant or be transferable by operation of law in the event of a Participant's or any such other person's bankruptcy or insolvency.

8.5  Cooperation
     -----------

     Each Participant will cooperate with the Company by furnishing any and all information reasonably requested by the Company in order to facilitate the payment of Deferred Benefits hereunder and by taking any such other actions as the Company or the Plan Committee may reasonably request.

ARTICLE IX - CHANGE IN CONTROL
------------------------------

9.1  Applicability
     -------------

     Notwithstanding any provision in this Plan to the contrary, the terms of this Article IX shall apply to any Participant, whether active or inactive.

9.2  Effect of Change in Control
     ---------------------------

     Upon a Change in Control the following shall immediately occur:

     (a) The Company shall contribute to the trust maintained pursuant to the Scientific-Atlanta, Inc. Benefits Protection Trust Agreement a lump sum amount equal to each Participant's Deferred Benefit Accounts. The Company shall assign to such trust (i) any split-dollar life insurance policies held by the Company, pursuant to Section 5.5 hereof, for the benefit of a Participant's beneficiaries; and (ii) any Endorsement Split-Dollar Agreements between the Company and a Participant.

     (b) All Participants shall be deemed to have satisfied the age and service requirements in the definition of Retirement in this Plan.

     (c) For any Participant who is a member of the Board on the date that a Change in Control occurs and who ceases, within twenty-four (24) months after a Change in Control, to be a member of the Board for any reason, the Company shall pay such Participant his or her Deferred Benefits in accordance with such Participant's Change in Control Election Form, if completed and returned pursuant to Section 9.3. If a Participant has not completed and returned such Change in Control Election Form, such Participant's Deferred Benefits shall be paid in accordance with his original Election Form and Article VI hereof.

     (d) All amounts held in an Interest Sub-Account shall remain in such Interest Sub-Account and shall earn interest at the Plan Interest Rate until all amounts in such Interest Sub-Account are fully paid.

     (e) All amounts held in a Participant's Phantom Stock Sub-Account shall be valued as of the date of the Change in Control, based on the conversion method utilized in Section 5.3(a) hereof, and such amounts shall be automatically transferred to an Interest Sub-Account for such Participant (and shall earn interest in accordance with Section 9.2(d)).

     (f) All Awards held in an Award Sub-Account shall be automatically converted into the cash value of such Awards on the date of the Change in Control and such cash value shall be automatically transferred to the Interest Sub-Account (and earn interest in accordance with Section 9.2(d)). The cash value of such Awards on the date of the Change in Control shall be determined by multiplying the closing price of one (1) share of Scientific-Atlanta Common Stock on the business day immediately prior to the date of the Change in Control times the number of shares of Scientific-Atlanta
                           -----
     Common Stock that the Participant has a deferred right to receive under his Award Sub-Account.

     (g) All amounts, if any, held in a Participant's Split-Dollar Insurance Sub-Account shall be automatically transferred to an Interest Sub-Account for such Participant (and shall earn interest in accordance with Section 9.2(d)). The trust described in Section 9.2(a) shall withdraw from a Participant's Interest Sub-Account the amounts required to pay the premiums for the split-dollar life insurance held by the trust (pursuant to Section 9.2(a)) for the benefit of such Participant's beneficiaries.

9.3  Change in Control Election Form
     -------------------------------

     At any time at least ninety (90) days prior to a Change in Control, each Participant may elect to have his Deferred Benefits paid out after a Change in Control in a manner different from the manner he previously elected in his original Election Form. Each Participant may complete and submit a Change in Control Election Form and thereby elect to have his or her Deferred Benefits paid as follows if the Plan is terminated or a Participant's service on the Board is terminated, within twenty-four (24) months after a Change in Control:
(a) have his Deferred Benefits paid as a lump sum payment, payable within five
(5) days after the date of termination of the Plan or the date of Participant's termination of service on the Board (whichever occurs first); or (b) have his Deferred Benefits paid as though his Deferred Benefit Commencement Date were the date of termination of the plan or the date of Participant's termination of service on the Board (whichever occurs first); or
(c) have his Deferred Benefits paid as of a specified date (the "Change in Control Election Form"). As with the original Election Form, Participant may elect, in his Change in Control Election Form, to have his Deferred Benefits paid in a lump sum, or in installments over a 5-year period, a 10-year period, or a 15-year period. For a Change in Control Election Form to be validly submitted by a Participant, it must be received by the Corporate Secretary of the Company prior to the deadline specified in the first sentence of this
Section 9.3.

9.4  Definition of Change in Control
     -------------------------------

     For purposes of this Plan, a Change in Control shall mean any of the following events:

     (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this Section 8.4, the
                   --------  -------
     Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

     (b) The individuals who are members of the Incumbent Board (as defined below) cease for any reason to constitute at least two-thirds (2/3) of the Board. The "Incumbent Board" shall include the individuals who as of August 20, 1990, are members of the Board and any individual becoming a director subsequent to August 20, 1990, whose election, or nomination for election, by the Company stockholders was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent
     --------  -------
     Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two (2) full years as a member of the board; provided, further, however, that notwithstanding the
                            --------  -------- -------
     foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

     (c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eight percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company, which acquisition, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if, after a Change in Control would occur (but for the
        --------
operation of this sentence) as a result of such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

ARTICLE X - MISCELLANEOUS
-------------------------

10.1  Amendments and Modifications
      ----------------------------

      The Board of Directors of the Company may amend this Plan in any respect at any time, except that the Board of Directors may not amend this Plan for the two (2) year period commencing on the date of a Change in Control. In addition, the Plan Committee may authorize the following types of amendments to the Plan without Board approval: (a) amendments required by law; (b) amendments that relate to the administration of the Plan and that do not materially increase the cost of the Plan; and (c) amendments that are designed to resolve possible ambiguities, inconsistencies or omissions in the Plan and that do not materially increase the cost of the Plan. All authorized amendments shall be effective upon ten (10) days' written notice to the Participants. If any such amendment affects a Participant's Deferred Benefits, such affected Participant may, within ninety
(90) days after the effective date of such amendment, elect to terminate his or her participation in the Plan pursuant to this Section 9.1, in which event the date of such election shall be deemed to be such Participant's Deferred Benefit Commencement Date.

10.2  Inurement
      ---------

      This Plan shall be binding upon and shall inure to the benefit of the Company and each Participant hereto, and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

10.3  Governing Law
      -------------

      This Plan is made in accordance with and shall be governed in all respects by the laws of the state of Georgia.

10.4  Tax Withholding
      ---------------

      All payments (and issuances of shares) made pursuant to this Plan shall be subject to the withholding of state and federal income taxes, FICA tax or other taxes to the extent required by applicable law. The Plan Committee shall, before delivery of a cash payment or a stock certificate, require the Participant to make arrangements satisfactory to the Plan Committee to satisfy such withholding requirements. A Participant receiving shares of Scientific-Atlanta Common Stock may elect to satisfy such withholding requirements by having the Plan Committee withhold shares otherwise issuable to the Participant, with the Participant's election being made by delivering to the Plan Committee a written election stating his or her desire to so satisfy such withholding requirements.

      To record the adoption of the Plan (as amended and restated) by the Board on May 12, 1999, the Company has caused its authorized officers to execute this Plan.

                                    SCIENTIFIC-ATLANTA, INC.


                                    By:  /s/ Brian C. Koenig
                                         ----------------------------------
                                    Name:  Brian C. Koenig
                                    Title: Senior Vice President - Human
                                           Resources


                                    By:  /s/ William E. Eason, Jr.
                                         ---------------------------------
                                    Name:  William E. Eason, Jr.
                                    Title: Corporate Secretary